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                       ADDENDUM TO SHAREHOLDERS AGREEMENT

         This ADDENDUM AGREEMENT is dated as of September 18, 2002.

         WHEREAS, the undersigned shareholders executed a SHAREHOLDERS AGREEMENT (the "Agreement") dated as of May 21, 2002 restricting the sale, assignment, transfer, encumbrance, or other disposition of Common Stock, par value $.0001 per share (the "Common Stock") of Valesc Inc., a Delaware corporation (the "Company").

         WHEREAS, the parties now seek to amend such Agreement pursuant to the terms hereof;

         NOW, THEREFORE, for and in consideration of the mutual agreements and understandings set forth herein, the parties hereby agree as follows:

         1. Shares Subject to Agreement. Notwithstanding any provision to the contrary in the Agreement, the Agreement shall not extend and apply to 50,000 shares of Common Stock acquired by Harry Kraus and 100,000 shares of Common Stock acquired by Edward Kraus on the date hereof upon exercise of warrants.

         2. Counterparts. This Addendum Agreement may be executed in any number of counterparts, all of which together shall constitute a single instrument. It shall not be necessary that any counterpart be signed by all of the Shareholders so long as each counterpart shall be signed by one or more of the Shareholders and so long as each of the other Shareholders shall sign at least one counterpart which shall be delivered to the Company.

         IN WITNESS WHEREOF, the parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                          VALESC INC.

                                          By:
                                              ----------------------------------
                                          Name:  Jeremy Kraus
                                          Title:  Chief Executive Officer


                                          -------------------------------------
                                          Jeremy Kraus

                                          -------------------------------------
                                          Samuel Cohen

                                          -------------------------------------
                                          Garrett Miller

                                          -------------------------------------
                                          Harry Kraus

                                          -------------------------------------
                                          Edward Kraus